UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: February 28, 2015

Date of reporting period:  February 28, 2015

Item 1. Reports to Stockholders.

Annual Report

THE APPLETON
GROUP PLUS FUND

February 28, 2015

Investment Advisor

The Appleton Group, LLC
100 West Lawrence Street
Appleton, Wisconsin 54911

Phone: 1-866-993-7767
www.appletongroupfunds.com

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	6

INVESTMENT HIGHLIGHTS	8

SCHEDULE OF INVESTMENTS	11

STATEMENT OF ASSETS AND LIABILITIES	12

STATEMENT OF OPERATIONS	13

STATEMENTS OF CHANGES IN NET ASSETS	14

FINANCIAL HIGHLIGHTS	15

NOTES TO FINANCIAL STATEMENTS	16

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	22

NOTICE OF PRIVACY POLICY & PRACTICES	23

ADDITIONAL INFORMATION	24

Greetings from The Appleton Group LLC, advisor to The Appleton Group PLUS Fund (The “Fund”).

While a more volatile global market environment has emerged over the past year as a result of the end of the Federal Reserve’s quantitative easing program (“QE”), the Fund has continued to produce moderately positive gains for shareholders.  Positions in U.S. Real Estate, U.S. Large-Cap Equities, U.S. Mid-Cap Equities and Developed International Markets helped to produce the Fund’s positive performance during the period, while positions in U.S. Small Cap Equities and International Emerging Markets detracted from our overall performance.

The Fund has trailed the benchmarks it uses as yard sticks to gauge performance.  For the one year period ended February 28, 2015 the Fund appreciated by +3.64% while the Dow Jones U.S. Moderate Portfolio Index rose +9.37% and the S&P 500 TR Index appreciated by +15.51%.  It should be noted that these benchmarks represent hypothetical portfolios of securities, as it is impossible to invest directly in an index.  It should also be noted that both of these indexes have experienced repeated, significant historic declines and do not employ any risk management strategies should market conditions once again become unfavorable.  Due to increased market volatility and uncertainty involving the end of QE, we chose to hold significant cash positions during the period, which resulted in increased predictability for shareholders, but also led to the Fund’s underperformance.

Beginning with the 2015-2016 fiscal year the Fund will change its primary benchmark to one that more accurately reflects a universe of flexible strategies such as we employ.  This represents the culmination of nearly a decade of work with third-party data service firms who have finally recognized that it is useful to compare risk-management funds like ours to other risk management strategies (as opposed to “buy and hold” strategies that have demonstrated significant historic losses during unfavorable market environments).  Our flexible investment style continues to adjust portfolio holdings in response to changing market conditions, which may result in significant outperformance during periods of market declines while potentially underperforming during rising market environments.  We continue to believe that this is an acceptable tradeoff.

Over the past year, the U.S. markets have benefitted from a final round of QE, driving up asset prices due to artificial and unsustainable debt-fueled purchase programs.  In the short-run, large U.S. corporations have benefited from nearly $1 trillion of stock buyback programs, creating the illusion of higher per-share profitability and further price appreciation due to artificial buying.  Without further stimulus, these buyback programs are likely to be significantly curtailed, resulting in future price declines (which could be significant).

In addition, fixed income securities have also benefitted from Federal Reserve purchase programs (that too have given an artificial boost to bond prices).  Similar overseas stimulus programs from the Bank of Japan and the European Central Bank have worked to keep interest rates artificially low in the short run, raising fears that once interest rates do indeed begin to rise the artificial effect of these stimulus programs could be undone.

It has been said that with enough money you can do anything. Since the turn of the century, there has been more than $13 trillion of stimulus allocated by Congress (as measured by Federal Debt), and more than $3.3 trillion in Federal Reserve stimulus.1  These massive stimulus packages – designed to re-inflate the markets and re-ignite the economy – have only been marginally successful.  We calculate that as of the end of February, the S&P 500 Index, adjusted for inflation, is only barely higher than it was at its all-time high back in March of 2000.  In other words, it took some $15 trillion of overall U.S. stimulus just to keep the markets where they were almost 15 years ago.

With this fact squarely in mind, we believe the need to manage investment risk is greater than ever.  As it may be unlikely that future stimulus will come anywhere close to past amounts, we believe it becomes increasingly likely that current market levels are unsustainable.  We strive to capture as much upside as possible during market advances, as has been the case over the past year.  But should these current levels prove unsustainable, our flexible allocation will shift toward a more defensive posture, working to mitigate as much of the risk to your invested capital as possible.

It should also be noted that our Fund’s flexible investment strategy can result in increased turnover, especially during periods of market uncertainty; however, in our opinion, transaction costs are statistically insignificant compared to the overall future benefit of potentially increased predictability.

We pledge to you our continued best efforts to navigate this current economic recovery.  Our door is always open to you, our shareholders, and we invite you to feel free to contact us at any time.

Sincerely,

Mark C. Scheffler
Senior Portfolio Manager, Founder

The opinions expressed above are those of Mark C. Scheffler, are subject to change and should not be considered investment advice.

Please refer to page 9 for complete performance information. Past performance is no guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Because the fund is a “fund of funds”, the cost of investing in the fund will generally be higher than the cost of investing directly in the shares of the fund in which they invest. The fund will bear its share of fees and expenses of the underlying funds in addition to indirectly bearing the principal risks of those funds. The fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested. However, a mutual fund investor’s risk is limited to the amount of investment in the mutual fund. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading

______________

1	Source: Congressional Budget Office: http://www.cbo.gov/sites/default/files/12-14-federaldebt.pdf; U.S. Federal Reserve: http://www.federalreserve.gov/releases/h41/current/h41.htm market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in international securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investing in commodities may subject the Fund to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. Investors should be aware of risks involved with investing REITS and real estate securities, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.  This Fund may experience a high portfolio turnover rate.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Dow Jones Moderate U.S. Portfolio Index is part of the Dow Jones Relative Risk Index series, which measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk to all-stock portfolio. The specific percentage of all-stock portfolio risk reflected in the Dow Jones Moderate U.S. Portfolio Index is 60%. Three major asset classes in sub-indexes of the Dow Jones Relative Risk Indexes are stocks, bonds and cash, and the weighting of each one should not go below 5%.

You cannot invest directly in an index.

Must be preceded or accompanied by a prospectus.

The Appleton Group PLUS Fund is distributed by Quasar Distributors, LLC.

THE APPLETON GROUP PLUS FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2014–February 28, 2015).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution and service (12b-1) fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Continued

THE APPLETON GROUP PLUS FUND
Expense Example (Continued)
(Unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	September 1, 2014 -
	September 1, 2014	February 28, 2015	February 28, 2015*
Actual	$1,000.00	$ 983.30	$7.87
Hypothetical (5% return
before expenses)	$1,000.00	$1,016.86	$8.00

*	Expenses are equal to the Funds’ annualized expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

THE APPLETON GROUP PLUS FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is to maximize total return (capital appreciation plus income). Under normal market conditions, the Advisor seeks to achieve the Fund’s investment objective by allocating the Fund’s assets primarily among shares of different exchange-traded funds (“ETFs”). ETFs are open-end investment companies that generally track a securities index or basket of securities. In selecting investments for the Fund, the Advisor uses a proprietary asset allocation model, which focuses on historical patterns of market indices which the ETFs track, as well as the market as a whole. The Fund, however, may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for temporary defensive purposes in response to adverse market, economic, or political conditions.

Portfolio Allocation
As of February 28, 2015
% of Investments

Continued

THE APPLETON GROUP PLUS FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Returns—For Periods Ended February 28, 2015

				Since
				Inception
	1 Year	3 Year	5 Year	(May 2, 2005)
The Appleton Group PLUS Fund	3.64%	6.25%	3.14%	1.82%
S&P 500 Total Return Index	15.51%	18.00%	16.18%	8.49%
Dow Jones U.S. Moderate Portfolio Index	9.37%	12.09%	12.05%	8.02%
Morningstar Global Flexible
Allocation AW Index(1)	2.81%	6.80%	7.73%	7.29%

(1)	The Morningstar Global Flexible Allocation AW Index will replace the Dow Jones U.S. Moderate Portfolio Index as the secondary benchmark as it is a more appropriate comparison.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-993-7767.

Investment performance for the Fund reflects the waiver and recovery of previously waived expenses by the Advisor. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graph assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph below illustrates performance of a hypothetical investment made in the Fund and broad-based securities indices on the Fund’s inception date. The graph does not reflect any future performance.

The S&P 500 Total Return Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

The Dow Jones U.S. Moderate Portfolio Index is part of the Dow Jones Relative Risk Index series, which measures the performance of conservative, moderate and aggressive portfolios based on incremental levels of potential risk to an all-stock portfolio. The specific percentage of all-stock portfolio risk reflected in the Dow Jones U.S. Moderate Portfolio Index is 60%. Three major asset classes in sub indexes of the Dow Jones Relative Risk Indexes are stocks, bonds and cash, and the weighting of each one should not go below 5%.

The Morningstar Global Flexible Allocation AW Index is an asset-weighted benchmark consisting of a peer group of institutional investment managers with a flexible investment style.  Asset-weighted aggregate portfolios capture investment trends with a greater weight placed on funds with substantial assets. This weighting method highlights the investment decisions of the money managers of the largest portfolios in a peer group.

One cannot invest directly in an index.

Continued

THE APPLETON GROUP PLUS FUND
Investment Highlights (Continued)
(Unaudited)

Growth of $10,000 Investment

*	Inception Date

THE APPLETON GROUP PLUS FUND

Schedule of Investments

February 28, 2015
Ticker Symbol: AGPLX

	Shares	Value
EXCHANGE-TRADED FUNDS 97.81%
iShares Core S&P Mid-Cap ETF	17,421	$2,620,989
iShares MSCI ACWI ETF	70,600	4,300,246
iShares Russell 1000 Value ETF	41,754	4,386,675
iShares Russell 2000 ETF	41,388	5,072,099
iShares US Real Estate ETF	48,182	3,812,160
Materials Select Sector SPDR Fund	42,925	2,210,208
Powershares QQQ Trust Series 1	43,114	4,673,558
SPDR S&P 500 ETF Trust	21,012	4,426,388
Vanguard FTSE Emerging Markets ETF	85,502	3,573,984
TOTAL EXCHANGE-TRADED FUNDS (Cost $32,580,099)		35,076,307

Total Investments (Cost $32,580,099) 97.81%		35,076,307
Other Assets in Excess of Liabilities 2.19%		786,451
TOTAL NET ASSETS 100.00%		$35,862,758

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

THE APPLETON GROUP PLUS FUND

Statement of Assets and Liabilities

February 28, 2015

Assets
Investments, at value (cost $32,580,099)	$35,076,307
Receivable for Fund shares issued	3,000
Cash	862,772
Other assets	2,351
Total Assets	35,944,430

Liabilities
Payable to Advisor	21,821
Payable to affiliates	20,337
Accrued distribution fees	17,485
Accrued expenses and other liabilities	22,029
Total Liabilities	81,672
Net Assets	$35,862,758

Net Assets Consist Of:
Paid-in capital	$33,477,140
Undistributed net investment income (loss)	(48,186)
Accumulated net realized loss	(62,404)
Net unrealized appreciation on investments	2,496,208
Net Assets	$35,862,758

Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	3,349,899
Net asset value, redemption price and offering price per share	$10.71

The accompanying notes are an integral part of these financial statements.

THE APPLETON GROUP PLUS FUND

Statement of Operations

For the Year Ended February 28, 2015

Investment Income
Dividend income	$716,118
Interest income	261
Total Investment Income	716,379

Expenses
Advisory fees	361,369
Distribution fees	90,342
Administration fees	47,140
Fund accounting fees	29,284
Transfer agent fees and expenses	29,262
Federal and state registration fees	19,015
Legal fees	17,552
Audit and tax fees	13,448
Chief Compliance Officer fees	7,984
Custody fees	6,699
Reports to shareholders	6,454
Trustees’ fees and related expenses	4,907
Other expenses	4,153
Total Expenses	637,609
Less waivers and reimbursement by Advisor	(59,419)
Net Expenses	578,190

Net Investment Income	138,189

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	3,707,320
Change in net unrealized appreciation (depreciation) on investments	(2,602,682)
Net Realized and Unrealized Gain on Investments	1,104,638
Net Increase in Net Assets from Operations	$1,242,827

The accompanying notes are an integral part of these financial statements.

THE APPLETON GROUP PLUS FUND

Statements of Changes in Net Assets
	Year Ended	Year Ended
	February 28, 2015	February 28, 2014
From Operations
Net investment income	$138,189	$14,583
Net realized gain on investments	3,707,320	2,179,623
Change in net unrealized
appreciation (depreciation) on investments	(2,602,682)	2,273,386
Net increase in net assets from operations	1,242,827	4,467,592

From Distributions
Net investment income	(156,393)	—
Net decrease in net assets
resulting from distributions paid	(156,393)	—

From Capital Share Transactions
Proceeds from shares sold	2,465,686	3,374,056
Net asset value of shares issued in
reinvestment of distributions to shareholders	156,252	—
Payments for shares redeemed	(5,232,147)	(7,319,570)
Net decrease in net assets
from capital share transactions	(2,610,209)	(3,945,514)
Total increase (decrease) in net assets	(1,523,775)	522,078

Net Assets
Beginning of year	37,386,533	36,864,455
End of year	$35,862,758	$37,386,533

Undistributed Net Investment Loss	$(48,186)	$(29,982)

The accompanying notes are an integral part of these financial statements.

THE APPLETON GROUP PLUS FUND

Financial Highlights

	Year Ended
	Feb. 28,	Feb. 28,	Feb. 28,	Feb. 29,	Feb. 28,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Year	$10.38	$9.19	$9.04	$9.78	$9.36

Income (loss) from investment operations:
Net investment income (loss)	0.04	0.00 (1)	0.07	(0.01)	0.06
Net realized and unrealized
gain/(loss) on investments	0.34	1.19	0.15	(0.72)	0.42
Total from investment operations	0.38	1.19	0.22	(0.73)	0.48

Less distributions paid:
From net investment income	(0.05)	—	(0.07)	(0.01)	(0.06)
Total distributions paid	(0.05)	—	(0.07)	(0.01)	(0.06)
Net Asset Value, End of Year	$10.71	$10.38	$9.19	$9.04	$9.78
Total Return	3.64%	12.95%	2.45%	(7.39%)	5.11%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$35,863	$37,387	$36,864	$41,964	$53,412
Ratio of expenses to average net assets:
Before waivers, reimbursements
and recoupments of expenses(2)	1.76%	1.80%	1.83%	1.75%	1.75%
After waivers, reimbursements
and recoupments of expenses(2)	1.60%	1.73%	1.83%	1.75%	1.75%
Ratio of net investment income (loss)
to average net assets:
Before waivers, reimbursements
and recoupments of expenses	0.22%	(0.03%)	0.74%	(0.09%)	0.70%
After waivers, reimbursements
and recoupments of expenses	0.38%	0.04%	0.74%	(0.09%)	0.70%
Portfolio turnover rate	176.77%	190.86%	224.08%	386.54%	208.93%
________
(1)	Less than 0.5 percent per share.
(2)	Does not include expenses of ETFs in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

THE APPLETON GROUP PLUS FUND
Notes to Financial Statements
February 28, 2015

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Appleton Group PLUS Fund (the “Fund”) represents a distinct series with its own investment objective and policies within the Trust. The investment objective of the Fund is to maximize total return (capital appreciation plus income). The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Redeemable securities issued by open-end, registered investment companies, such as money market funds, are valued at the NAVs of such companies for purchase and/ or redemption orders placed that day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Fund has adopted Statement of Financial Accounting Standard, “Fair Value Measurements” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have

THE APPLETON GROUP PLUS FUND
Notes to Financial Statements (Continued)
February 28, 2015

Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements requires the Fund to classify its securities based on valuation method. These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2015:

	Level 1	Level 2	Level 3	Total
Equity
Exchange-Traded Funds	$35,076,307	$—	$—	$35,076,307
Total Equity	35,076,307	—	—	35,076,307
Total Investments
in Securities	$35,076,307	$—	$—	$35,076,307

During the year ended February 28, 2015, no securities were transferred into or out of Level 1 or 2. The Fund held no Level 3 securities throughout the period.

The Fund did not hold financial derivative instruments during the periods presented.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(c)	Distributions to Shareholders

The Fund will distribute net investment income and net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes

THE APPLETON GROUP PLUS FUND
Notes to Financial Statements (Continued)
February 28, 2015

may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

THE APPLETON GROUP PLUS FUND
Notes to Financial Statements (Continued)
February 28, 2015

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended February 28, 2015 and February 28, 2014 were as follows:

	Ordinary	Long-term
	Income	Capital Gain
February 28, 2015	$156,393	$—
February 28, 2014	$—	$—

As of February 28, 2015, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$32,640,863
Gross tax unrealized appreciation	2,496,208
Gross tax unrealized depreciation	(60,764)
Net unrealized appreciation	2,435,444
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated losses	(49,826)
Total accumulated gain	$2,385,618

The difference between book and tax basis cost of investments is attributable primarily to the tax deferral of losses on wash sales.

At February 28, 2015, the Fund deferred, on a tax basis, a post-December late-year ordinary loss of $48,186, which will be recognized in the following year.

The Fund intends to utilize provisions of the federal income tax laws that allow it to carry a pre-fiscal 2012 capital loss forward for eight years and a post-fiscal 2011 capital loss forward indefinitely following the year of loss and offset such losses against any future realized capital gains. At February 28, 2015, the Fund had capital loss carryforwards as follows:

	Short-Term
	Capital Loss
Generated	Carryforward	Expiration
February 28, 2011	$1,640	February 28, 2019

The Fund utilized $3,729,646 of short-term capital losses in the fiscal year 2015.

The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of February 28, 2015. Also, the Fund recognized no interest and penalties related to uncertain tax benefits in fiscal year 2015. At February 28, 2015, the fiscal years 2012 through 2015 remain open to examination in the Fund’s major tax jurisdictions.

THE APPLETON GROUP PLUS FUND
Notes to Financial Statements (Continued)
February 28, 2015

(4)	Investment Advisor

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its management fees and/or reimburse the Fund’s other expenses at least through June 28, 2016 to the extent necessary to ensure that the Fund’s total annual operating expenses (exclusive of dividends on short positions, brokerage and commission expenses, interest and tax expenses, distribution fees and extraordinary, non-recurring expenses and acquired fund fees and expenses) do not exceed 1.60% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s Expense Limitation Cap; provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. The following table shows the remaining waived expenses subject to potential recovery expiring:

February 28, 2017	$25,397
February 28, 2018	$59,419

(5)	Distribution Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the year ended February 28, 2015, the Fund incurred expenses of $90,342 pursuant to the 12b-1 Plan.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  USBFS also serves as the fund accountant and transfer agent to the Fund. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  The following table details the fees earned for each service during the year ended February 28, 2015, as well as the fees owed as of February 28, 2015.

THE APPLETON GROUP PLUS FUND
Notes to Financial Statements (Continued)
February 28, 2015

	Fees Earned	Fees Owed as of
	During Fiscal Year	August 31, 2014
Administration	$47,140	$8,245
Accounting	29,284	4,771
Custody	6,699	1,169
Transfer agent	29,262	4,825

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of USBFS and U.S. Bank.

Certain officers of the Fund are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended February 28, 2015, the Fund was allocated $7,984 of the Trust’s Chief Compliance Officer fee.  At February 28, 2015, the Fund owed fees of $1,327 to USBFS for the Chief Compliance Officer’s services.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	February 28, 2015	February 28, 2014
Shares sold	234,096	347,007
Shares redeemed	(502,316)	(755,905)
Shares issued to holders in
reinvestment of distribution	14,853	—
Net decrease	(253,367)	(408,898)

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended February 28, 2015, were $55,015,582 and $54,611,288 respectively. The Fund did not have any purchases or sales of long-term U.S. Government securities.

(9)	Subsequent Event

On January 22, 2015, the Board of Trustees of the Trust approved a name change for the Fund to “Appleton Group Risk Managed Growth Fund” to be effective May 29, 2015.  In addition, the Fund will no longer take short positions in exchange traded funds as part of its principal investment strategies, effective as of May 29, 2015.

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Appleton Group PLUS Fund and
Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Appleton Group PLUS Fund (the “Fund”), a portfolio of the diversified series constituting Trust for Professional Managers, as of February 28, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2015, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
April 29, 2015

THE APPLETON GROUP PLUS FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

THE APPLETON GROUP PLUS FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 100.00% of its ordinary income distribution for the year ended February 28, 2015, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended February 28, 2015, 100.00% of the dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-866-993-7767.

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Positions(s)	Office and	Occupations(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	38	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 59		2001	Marquette		(an open-end
			University		investment
			(2004-present).		company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	38	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 58		2001	(1986-present).		(an open-end
investment
company with
two portfolios).

THE APPLETON GROUP PLUS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Positions(s)	Office and	Occupations(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired. Managing	38	Independent
615 E. Michigan St.		Term; Since	Director, Chief		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Administrative		Multi-Asset
Age: 71		2009	Officer (“CAO”) and		Endowment
			Chief Compliance		fund complex
			Officer (“CCO”),		(three closed-
			Granite Capital		end investment
			International Group,		companies);
			L.P. (an investment		Independent
			management firm)		Trustee, Gottex
			(1994-2011).		Multi-
Alternatives
fund complex
(three closed-
end investment
companies);
Independent
Manager,
Ramuis
IDF fund
complex (two
closed-end
investment
companies);
Independent
Trustee, Gottex
Trust (an open-
end investment
company with
one portfolio).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	38	Trustee, Buffalo
615 E. Michigan St.	and Trustee	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202		August 22,	Bancorp Fund		end investment
Age: 52		2001	Services, LLC		company with
			(1994-present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

THE APPLETON GROUP PLUS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Positions(s)	Office and	Occupations(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John P. Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 57	Executive	2013	Services, LLC
	Officer		(2004-present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 41	and	2013	Services, LLC
	Principal		(2002-present).
Financial and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 35		2005	(2004-present).

Adam W. Smith	Assistant	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	Secretary	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		January 22,	Services, LLC
Age: 33		2015	(April 2012-present);
Research Associate,
Vista360, LLC (May
2010-April 2012),
Student, Marquette
University Law
School (August
2007-May 2012).

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term;	President,
Milwaukee, WI 53202	Officer, Vice	Since	U.S. Bancorp Fund
Age: 54	President	July 1,	Services, LLC
	and	2014	(January 2014-
	Anti-Money		present); Senior
	Laundering		Vice President,
	Officer		Ariel Investments,
LLC (2010-2013);
Vice President,
Ariel Investments,
LLC (2003-2010).

THE APPLETON GROUP PLUS FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Positions(s)	Office and	Occupations(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 32		2011	Services, LLC
(2008-present).

Peter J. Chappy	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 39		2015	Services, LLC
(2008-present).

Cullen O. Small	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 27		2015	Services, LLC
(2010-present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-866-993-7767. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record during the most recent 12-month period ended June 30 is available without charge, either upon request by calling the Fund toll free at 1-866-993-7767 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov.  Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-993-7767 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

THE APPLETON GROUP PLUS FUND

Investment Advisor	The Appleton Group, LLC
100 West Lawrence Street
Appleton, Wisconsin 54911

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on May 7, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2015	FYE 2/28/2014
Audit Fees	$11,850	$11,490
Audit-Related Fees	0	0
Tax Fees	$2,400	$2,310
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2015	FYE 2/28/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2015	FYE 2/28/2014
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed May 7, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date April 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/John Buckel
  John Buckel, President

Date  April 30, 2015

By (Signature and Title)* /s/ Jennifer Lima
  Jennifer Lima, Treasurer

Date  April 30, 2015

* Print the name and title of each signing officer under his or her signature.